BlackRock Funds II
BlackRock Floating Rate Income Portfolio
Class K Shares
(the “Fund”)

Supplement dated April 27, 2016 to
the Statement of Additional Information dated March 25, 2016

Effective immediately, C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are the portfolio managers of the Fund. The information set forth below pertaining to Mr. Tarnow is provided as of March 31, 2016.

The paragraph under the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

C. Adrian Marshall, CFA, James Keenan, CFA and Joshua Tarnow are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
C. Adrian Marshall, CFA	6	23	15	0	4	0
	$2.77 Billion	$6.67 Billion	$2.07 Billion	$0	$1.22 Million	$0
James Keenan, CFA	13	30	16	0	1	4
	$24.25 Billion	$13.92 Billion	$6.84 Billion	$0	$0.32 Million	$566.3 Million
Joshua Tarnow*	2	6	5	0	0	1
	$5.29 Billion	$476.6 Million	$561.1 Million	$0	$0	$202 Million

* Information is provided as of March 31, 2016.

The first sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview” is deleted and replaced with the following:

The discussion below describes the compensation of Messrs. Marshall and Keenan as of August 31, 2015 and the compensation of Mr. Tarnow as of March 31, 2016.

The table beneath the first paragraph under the subsection of the Statement of Additional Information entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Portfolio Managers	Applicable Benchmarks
C. Adrian Marshall, CFA	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan, CFA	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Joshua Tarnow	Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index

The last sentence under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

Messrs. Keenan, Marshall and Tarnow have unvested long-term incentive awards.

The table under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Securities Equity Beneficially Owned[1]
C. Adrian Marshall, CFA	$500,001 - $1,000,000
James Keenan, CFA	$100,001 - $500,000
Joshua Tarnow	None

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.

The last two sentences of the first paragraph under the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Potential Material Conflicts of Interest” are deleted and replaced with the following:

It should also be noted that Messrs. Keenan, Marshall and Tarnow may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Marshall and Tarnow may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-FRIP-K-0416SUP